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                                                                   EXHIBIT 10.13

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                         SAMCO REORGANIZATION AGREEMENT

                                      AMONG

                             PENSON WORLDWIDE, INC.
                               SAI HOLDINGS, INC.
                         PENSON FINANCIAL SERVICES, INC.

                                       AND

                           SAMCO CAPITAL MARKETS, INC.
                              SAMCO HOLDINGS, INC.

                            DATED ____________, 2006

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                         SAMCO REORGANIZATION AGREEMENT

     SAMCO REORGANIZATION AGREEMENT (this "Agreement"), dated as of __________________, 2006, by and between Penson Worldwide, Inc. ("PWI"), SAI Holdings, Inc. ("SAI") and Penson Financial Services, Inc. ("PFSI" and together with PWI and SAI the "Contributors" and each a "Contributor") and SAMCO Capital Markets, Inc. a Texas corporation ("SCMI") and SAMCO Holdings, Inc., a Texas corporation (the "SHI").

     WHEREAS, SAI and PFSI are, direct or indirect, wholly owned subsidiaries of PWI and are primarily engaged in the business of providing securities processing infrastructure products and services.

     WHEREAS, in preparation for the initial public offering of PWI stock (the "IPO"), the Contributors have determined that they should focus their activities on their core business operations and have, therefore, determined to reorganize certain of their non-core business operations (including the SAMCO Capital Markets Business currently operated by PFSI) under a new holding company, SHI.

     WHEREAS, in conjunction with its IPO, and conditional upon the IPO becoming effective, PWI intends to offer to its shareholders the opportunity to exchange shares of common stock of PWI for the capital stock of SHI. The entire capital stock of SHI will be offered in exchange for an aggregate of 2.5 million (pre split) shares of common stock of PWI (the "Penson Exchange Stock").

     NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and agreements herein contained, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

     "Ancillary Agreements" means the conveyance documents as set forth in Exhibit E, the Transition Services Agreement, the Confidentiality Agreement and the Subleases.

     "Assumed Liabilities" means liabilities, obligations and commitments identified on Exhibit C.

     "Bank Liens" means any Liens granted by any Contributor to the Guaranty
Bank.

     "Cash Contribution" means the capital contribution to be made by PWI to SHI in cash in an amount equal to the sum of (1) the product of the Penson Exchange Stock multiplied by the


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Penson Offering Price minus (2) the sum of the SAMCO Net Book Value and the
Keefe Net Book Value.

     "Closing Date" means the date of the SCM Closing.

     "Confidentiality Agreement" means the Confidentiality and Non-Disclosure Agreement, substantially in the form of Exhibit K.

     "Excluded Assets" means the assets, properties and rights of PFSI listed on Exhibit B.

     "Excluded Liabilities" means any liabilities, obligations and commitments of relating to or arising out of the following:

     (i) any liability in respect of any Excluded Asset;

     (ii) any liability in respect of bank credit facilities of the Contributors; and

     (iii) except as otherwise expressly provided herein, liabilities for any Tax relating to or arising out of PFSI's operation of the SCM Business or the operations of SFSI, SFAI or SBD, which accrues, or with respect to any event or time period occurring, at or prior to the Closing Date.

     "IRS" shall mean the Internal Revenue Service.

     "Keefe Securities" means the securities identified on Exhibit D.

     "Keefe Net Book Value" means the net book value, as shown in the books of PWI at March 31, 2006, of the Keefe Securities.

     "Lien" means any mortgage, liability, lien (including any tax lien), pledge, charge, security interest or encumbrance of any kind, other than a Permitted Lien.

     "Material Agreements" means all contracts, agreements, leases, licenses, commitments, sales and purchase orders described on Exhibit F.

     "Penson Offering Price" means the initial offering price of a share of common stock of PWI in the IPO.

     "Person" means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Permits" means the licenses, permits, certificates of authority, authorizations, approvals and consents issued by any governmental or regulating authority described on Exhibit G.

     "Permitted Lien" means (a) any Lien for Taxes, assessments and other governmental charges not yet due and (b) unfiled mortgages, liabilities, liens, pledges, charges, security interests or encumbrances of any kind arising or incurred in the ordinary course of business.


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     "PFSI Distribution" means the distribution by PFSI to SAI pursuant to
Section 3.01(a).

     "PWI Contribution" means the capital contribution by PWI to SHI pursuant to
Section 3.02.

     "SAI Distribution" means the distribution by SAI to PWI pursuant to Section 3.01(b).

     "SAMCO Net Book Value" means the net book value, as shown in the books of PWI at March 31, 2006, of the SFSI Securities, SFAI Securities and SBD Securities and SCM Assets.

     "SAMCO Securities" means collectively the SCMI Securities, SFSI Securities, SFAI Securities and SBD Securities.

     "SBD" means SAMCO BD LLC.

     "SBD Securities" means all of the membership interests in SBD.

     "SCM Assets" means the properties, assets and rights of every kind, nature, character and description (whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated) primarily used in the SCM Business including, without limitation, all right, title and interest in and to the assets listed on Exhibit A, the Material Agreements, the Permits and all goodwill associated with SCM Assets or the SCM Business; provided, that "SCM Assets" shall not include the Excluded Assets.

     "SCM Business" means the activities primarily associated with the SAMCO Capital Markets Division operated by PFSI prior to the SCM Closing.

     "SCM Closing" has the meaning ascribed in Section 2.05.

     "SCM Division Employee" means the persons employed by PFSI prior to the date of the SCM Closing in the SCM Business, as further identified in Exhibit H.

     "SCMI Contribution Securities" means all of the securities of SCMI issued to PFSI in respect of the contribution of the SCM Assets.

     "SCMI Securities" means all of the issued and outstanding securities of SCMI.

     "SFAI" means SAMCO Financial Advisors Inc.

     "SFAI Securities" means all of the issued and outstanding securities of SFAI.

     "SFSI" means SAMCO Financial Services Inc.

     "SFSI Securities" means all of the issued and outstanding securities of SFSI.

     "SHI Securities" means the issued and outstanding securities of SHI.

     "Subleases" means those certain Sublease Agreements in respect of premises occupied by SAMCO Companies identified on Exhibit J.


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     "Tax" means any net income, alternative or add-on minimum, gross income, gross receipts, sales, use, ad valorem, franchise, capital, paid-up capital, profits, greenmail, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax.

     "Transition Services Agreement" means that certain Transition Services Agreement between PWI and SHI substantially in the form attached as Exhibit I.

                                   ARTICLE II

                     REORGANIZATION OF SAMCO CAPITAL MARKETS

     SECTION 2.01. Contribution of SCM Assets. Upon the terms and subject to the conditions set forth in this Agreement, effective as of the SCM Closing, PFSI shall contribute and otherwise convey, transfer, assign and deliver to SCMI, and SCMI shall purchase and accept from the PFSI all right, title and interest of in and to the SCM Assets, wherever located, free and clear of all Liens except Permitted Liens and the Assumed Liabilities. SCMI acknowledges and agrees that Excluded Assets are not being acquired by SCMI and are not part of the SCM Assets.

     SECTION 2.02. Assumption of Liabilities. At the SCM Closing, SCMI shall assume, and from and after the Closing Date, shall agree to perform, pay, honor and discharge when due the Assumed Liabilities; provided that SCMI shall not assume, and the Assumed Liabilities shall not include, any Excluded Liabilities.

     SECTION 2.03. Assignment of Contracts and Rights. Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any SCM Asset or any claim or right or any benefit arising thereunder or resulting therefrom if an attempted assignment thereof, without consent of a third party thereto (which consent has not been obtained) would constitute a breach or other contravention thereof or in any way adversely affect the rights of SCMI or PFSI thereunder. SCMI and PFSI will use their commercially reasonable efforts (but without any payment of money by SCMI or PFSI) to obtain the consent of the other parties to any such SCM Asset or claim or right or any benefit arising thereunder for the assignment thereof to SCMI as SCMI may request. If such consent is not obtained, or if an attempted assignment thereof would be ineffective or would adversely affect the rights of PFSI thereunder so that SCMI would not in fact receive all such rights, SCMI and PFSI will cooperate in a mutually agreeable arrangement under which SCMI would obtain the benefits and assume the obligations thereunder in accordance with this Agreement, including, without limitation, subcontracting, sub-licensing, or subleasing to SCMI, or under which PFSI would enforce for the benefit of SCMI, with SCMI assuming PFSI's obligations, any and all rights of PFSI against a third party thereto.

     SECTION 2.04. Capital Contribution. In exchange for the capital contribution by PFSI of the SCM Assets, upon and subject to the terms of this Agreement, SCMI shall effective


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as of the SCM Closing assume the Assumed Liabilities and issue to PFSI the SCMI
Contribution Securities.

     SECTION 2.05. Closing of SCM Asset Contribution. The closing (the "SCM Closing") of the contribution and transfer of the SCM Assets and the assumption of the Assumed Liabilities hereunder shall take place at the offices of PWI, upon satisfaction of the conditions set forth in Article VIII, or at such other time or place as PFSI shall specify. Unless a different time is specified by PFSI, the timing of the SCM Closing shall be immediately upon the satisfaction of the condition stated in Section 7.01(g) and shall be deemed to take place immediately prior to the PFSI Distribution, SAI Distribution and PWI Contribution and prior to the IPO becoming effective.

     At the SCM Closing,

          (a) SCMI shall issue to PFSI the SCMI Contribution Securities;

          (b) SCMI and PFSI shall enter into the Bill of Sale and Instrument of Assignment in substantially the form attached hereto as Exhibit E, and PFSI shall deliver to SCMI (i) such deeds, assignments of leases, bills of sale, endorsements, consents, assignments and other good and sufficient instruments of conveyance and assignment as the parties and their respective counsel shall deem reasonably necessary or appropriate to vest in SCMI all right, title and interest in, to and under the SCM Assets and (ii) all of the SCM Assets;

          (c) PFSI shall deliver, to the extent available, copies of all third party consents required for the transfer of the SCM Assets and Assumed Liabilities;

          (d) the applicable parties shall enter into the Subleases;

          (e) PWI and SHI shall enter into the Transition Services Agreement;

          (f) the Contributors, SCMI, SFSI, SFAI and SHI shall enter into the Confidentiality Agreement; and

          (g) PFSI and SCMI shall also execute and deliver all such instruments, documents and certificates as may be reasonably requested by the other party that are necessary, appropriate or desirable for the consummation at the SCM Closing of the transactions contemplated by this Agreement.

     SECTION 2.06. Employee Matters.

          (a) PFSI agrees to make SCM Division Employees an offer of transfer of their employment to SCMI on terms initially no less favorable than presently applicable to such employee ("Transfer Offer"). For those SCM Division Employees who accept the Transfer Offer ("Transferred Employees"), PFSI shall transfer to SCMI immediately after the SCM Closing, all personnel files and employment information on each Transferred Employee, including the Transfer Offer signed by each Transferred Employee. For those SCM Division Employees who do not accept the Transfer Offer ("Terminated Employees"), PFSI shall terminate their employment immediately prior to the SCM Closing, to be effective immediately after the SCM


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Closing. SCMI hereby agrees to assume any liability incurred by a Contributor as a result of the termination (the "Termination Liability") of any SCM Division Employee other than any liability for any wages, salary, benefits (other than severance, pay in lieu of notice or other termination related claims) or related employment taxes accrued prior to the Closing Date, and to indemnify and hold the Contributors harmless from any such liability, which liability shall be deemed to be an Assumed Liability hereunder.

          (b) Nothing contained in this Agreement shall confer upon any SCM Division Employee any right with respect to employment, or continuance thereof, with SCMI nor shall anything herein interfere with the right of SCMI to terminate the employment of any of the SCM Division Employees at any time, with or without cause, or restrict SCMI in the exercise of its independent business judgment in modifying any of the terms and conditions of the employment of the SCM Division Employees.

     SECTION 2.07. Closing Costs; Transfer Taxes and Fees; Proration

          (a) SCMI shall be responsible for (i) any documentary and transfer taxes and any sales, use or other taxes imposed by reason of the transfers of SCM Assets and any deficiency, interest or penalty asserted with respect thereto, and (ii) the fees and costs of recording or filing all applicable conveyancing instruments. The parties shall otherwise bear their own expenses. PFSI and SCMI shall negotiate in good faith to mutually agree on the allocations of basis or deemed purchase price required to arrive at any valuations upon which such taxes are based. The parties shall co-operate with each other in the production of any necessary Tax filings in connection with the foregoing.

                                   ARTICLE III

              CONTRIBUTION OF SAMCO SECURITIES AND KEEFE SECURITIES

     SECTION 3.01. Distribution of SCMI Securities.

          (a) Effective immediately following the SCM Closing, PFSI shall make a distribution of the SCMI Contribution Securities to SAI.

          (b) Upon receipt of the PFSI Distribution, SAI shall make a distribution of the SCMI Securities, SFSI Securities, SFAI Securities and Keefe Securities to PWI.

     SECTION 3.02. Capital Contribution to SHI.

          (a) Effective immediately following the distributions set forth in
Section 3.01 and immediately prior to the effectiveness of the IPO, PWI shall contribute to SHI, as a capital contribution, the SAMCO Securities and the Keefe Securities.

          (b) Upon the SCM Closing, PWI agrees to make the Cash Contribution.


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                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS

     EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE IV, NO CONTRIBUTOR MAKES ANY WARRANTIES RELATED TO THE SCM ASSETS, THE ASSUMED LIABILITIES, THE SAMCO SECURITIES OR OTHERWISE AND ALL SCM ASSETS AND SAMCO SECURITIES ARE SOLD, LICENSED OR CONVEYED "AS IS" AND "WHERE IS" WITHOUT WARRANTY, EXPRESS OR IMPLIED, AND ALL OTHER WARRANTIES INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES AS TO TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES ARE HEREBY DISCLAIMED.

     Each Contributor hereby severally represents and warrants to SCMI and SHI, as applicable, and as to itself only, that:

     SECTION 4.01. Organization and Qualification. Such Contributor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has the requisite corporate power and authority to enter into this Agreement and the Ancillary Agreements to which it is party and to perform its obligations hereunder.

     SECTION 4.02. Corporate Authorization. The execution, delivery and performance by such Contributor of this Agreement and each of the Ancillary Agreements to which it is party, and the consummation by such Contributor of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of such Contributor. This Agreement and each of the Ancillary Agreements to which it is party, have been, or, in the case of the Ancillary Agreements, will be, duly executed and delivered by such Contributor and constitute valid and binding agreements of such Contributor, enforceable against such Contributor in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by principles of equity.

     SECTION 4.03. Governmental Authorization. The execution, delivery and performance by such Contributor of this Agreement and each of the Ancillary Agreements to which it is party, and the consummation by such Contributor of the transactions contemplated hereby and thereby, do not require any action by or in respect of, or filing with, any governmental body, agency, official or authority, other than with respect to the approvals required from the National Association of Securities Dealers.

     SECTION 4.04. Title to Contributed Assets. Neither the SCM Assets not the SAMCO Securities are subject to any Lien other than (i) Permitted Liens; and
(ii) the Bank Liens. Upon consummation of the transactions contemplated hereby, Contributors will have transferred to SCMI or SHI as applicable good and marketable title in and to, or a valid leasehold interest in, each of the SCM Assets and SAMCO Securities, free and clear of all Liens other than Permitted Liens and Assumed Liabilities.


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                                    ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF SCMI AND SHI

     Each of SCMI and SHI hereby jointly and severally represents and warrants to each Contributor that:

     SECTION 5.01. Organization and Qualification. Each of SCMI and SHI is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of SCMI and SHI is duly qualified or licensed to do business, and is in good standing (to the extent applicable), in each jurisdiction where the nature of its business or proposed business makes such qualification or licensing necessary.

     SECTION 5.02. Corporate Authorization. Each of SCMI and SHI has the necessary corporate power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which it is party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by each of SCMI and SHI of this Agreement, and each of the Ancillary Agreements to which it is party, and the consummation by each of SCMI and SHI of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of each of SCMI and SHI. This Agreement and each of the Ancillary Agreements to which they are party have been, or, in the case of the Ancillary Agreements, will be, duly executed and delivered by each of SCMI and SHI and constitute valid and binding agreements of each of SCMI and SHI, enforceable against them in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by principles of equity.

     SECTION 5.03. Governmental Authorization. The execution, delivery and performance by each of SCMI and SHI of this Agreement and each of the Ancillary Agreements to which they are party, and the consummation by each of SCMI and SHI of the transactions contemplated hereby and thereby, do not require any action by or in respect of, or filing with, any governmental body, agency, official or authority, other than with respect to the approvals required from the National Association of Securities Dealers.

     SECTION 5.04. Title to SAMCO Securities and SHI Securities. All of the SAMCO Securities and SHI Securities have been duly authorized and validly issued and are fully paid and nonassessable. None of the SAMCO Securities or SHI Securities were issued in violation of the Securities Act of 1933 or any other law or regulation applicable to SCMI or SHI. Upon consummation of the transactions contemplated hereby, PWI will have good and marketable title in and to the SHI Securities, free and clear of all Liens.


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                                   ARTICLE VI

                            COVENANTS OF THE PARTIES

     SECTION 6.01. Further Assurances.

          (a) Subject to the terms and conditions of this Agreement, each party will use its reasonable commercial efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. Each party shall execute and deliver such other documents, certificates, agreements and other writings and take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement and to vest good and marketable title to the SCM Assets and SAMCO Securities and SHI Securities.

          (b) After the Closing Date, upon reasonable written notice, each party shall furnish or cause to be furnished to each other and their employees, counsel, auditors and representatives access, during normal business hours, such information and assistance relating to or affecting the SCM Assets and SAMCO Securities (to the extent within the control of such party) as is reasonably necessary for financial reporting and accounting matters.

          (c) After the Closing Date, upon reasonable written notice, each party shall furnish or cause to be furnished to each other, as promptly as practicable, such information and assistance (to the extent within the control of such party) relating to the SCM Assets and SAMCO Securities (including, access to books and records) as is reasonably necessary for the filing of all Tax returns, and making of any election related to Taxes, the preparation for any audit by any taxing authority, and the prosecution or defense of any claim, suit or proceeding related to any Tax return. The parties shall cooperate with each other in the conduct of any audit or other proceeding relating to Taxes involving the SCM Business or the SAMCO Securities.

          (d) Neither party shall be required by this section to take any action that would unreasonably interfere with the conduct of its business or unreasonably disrupt its normal operations. Any information received by a Contributor relating to SCMI, SFSI, SFAI or SHI, and all information relating to a Contributor received by SCMI, SFSI, SFAI or SHI, shall be subject to the Confidentiality Agreement.

     SECTION 6.02. Certain Filings. The parties shall cooperate with one another
(a) in determining whether any action by, or in respect of, or filing with, any governmental body, agency, official or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements and (b) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

     SECTION 6.03. Confidentiality. The parties hereto shall comply with, and shall cause their respective officers, directors, employees and representatives to comply with, all of


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their respective obligations under the Confidentiality Agreement with respect to the information disclosed in connection with or pursuant to this Agreement

     SECTION 6.04. Allocation of Tax Costs. In the Event that the Penson Stock Exchange shall be determined to be a taxable transaction rather than a tax free split off, SHI and PWI acknowledge and agree that the costs of any taxes that have to be paid by any Contributor or by SHI or its subsidiaries shall be for the account of SHI and SHI agrees to indemnify and hold harmless PWI and the other Contributors from any such taxes paid by them in connection with the Penson Stock Exchange or the transactions contemplated by this Agreement.

                                   ARTICLE VII

                              CONDITIONS TO CLOSING

     SECTION 7.01. Conditions to the Obligations of Each Party. The obligations of the parties to consummate the transactions contemplated hereby are subject to the satisfaction of the following conditions:

          (a) No judgment, injunction, order or decree shall have been issued declaring this Agreement invalid, nor shall any judgment, injunction, order, decree or applicable Law prohibit the consummation of the transactions contemplated hereby;

          (b) SCMI and SHI and each Contributor shall have executed and delivered to the other each of the Ancillary Agreements to which it is party;

          (c) The approval of Guaranty Bank to the transactions contemplated by this Agreement, and the release of all Bank Liens and any other related encumbrances upon the SCM Assets, SAMCO Securities and Keefe Securities;

          (d) All actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the transactions contemplated hereby shall have been obtained;

          (e) (i) Each party shall have performed in all material respects all of its covenants and obligations hereunder required to be performed by it at or prior to the Closing Date, (ii) the representations and warranties of the parties contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall be true and correct in all material respects;

          (f) SHI, SCMI, SFSI and SFAI shall have received all consents, authorizations or approvals from the NASD in form and substance satisfactory to the parties for the transfer of the SCM Assets and SAMCO Securities and no such authorization or approval shall have been withdrawn; and

          (g) The Securities and Exchange Commission shall have confirmed to PWI its agreement to declare the S-1 Registration Statement relating to PWI's IPO effective upon PWI's request.


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                                  ARTICLE VIII

                                   TERMINATION

     SECTION 8.01. Grounds for Termination. This Agreement may be terminated at any time prior to the SCM Closing by mutual written agreement of PWI and SHI.

                                   ARTICLE IX

                                  MISCELLANEOUS

     SECTION 9.01. Notices. All notices, requests and other communications to either party hereunder shall be in writing (including telex, telecopy or similar writing) and shall be given,

     if to SHI or SCMI, to:

          SAMCO Holdings, Inc.
          6805 Capitol of Texas Highway
          Suite 350
          Austin, Texas 78701
          Attention: Chairman

     if to a Contributor, to:

          Penson Worldwide, Inc.
          1700 Pacific Avenue, Suite 1400
          Dallas Texas 75201
          Attention: President

     SECTION 9.02. Amendments; No Waivers.

          (a) Any provisions of this Agreement may be amended or waived prior to the SCM Closing Date if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties, or in the case of a waiver, by the party waiving its right or claim.

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 9.03. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such


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cost or expense. PFSI shall pay all recording and filing fees that may be imposed by reason of the sale, transfer, assignment and delivery of the SCM Assets.

     SECTION 9.04. Successors and Assigns. Except as otherwise provided in this Agreement, no party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 9.05. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS OTHER THAN CONFLICT OF LAWS PRINCIPLES THEREOF DIRECTING THE APPLICATION OF ANY LAW OTHER THAN THAT OF THE STATE OF TEXAS.

     SECTION 9.06. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

     SECTION 9.07. Entire Agreement; Severability. This Agreement (including the Exhibits and Schedules hereto) and the Ancillary Agreements all constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement. None of this Agreement nor the Ancillary Agreements are intended to confer upon any person other than the parties hereto any rights or remedies hereunder. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner to the fullest extent permitted by applicable law.

     SECTION 9.08. Bulk Sales Laws. SCMI, SHI and the Contributors each hereby waive compliance by the Contributors with the provisions of the "bulk sales", "bulk transfer" or similar laws of any state.

     SECTION 9.09. Headings; Interpretation. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

     SECTION 9.10. Incorporation of Exhibits and Schedules. The Exhibits and Schedules referred to in this Agreement are incorporated herein and made a part hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers on the day and year first above written.

                                        PENSON WORLDWIDE, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SAI HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PENSON FINANCIAL SERVICES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SAMCO HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SAMCO CAPITAL MARKETS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

               [Signature Page to SAMCO Reorganization Agreement]

                                    EXHIBIT A

                                   SCM ASSETS

SCM Assets includes all properties, assets and rights of every kind, nature, character and description (whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated) primarily used in the SCM Business including, without limitation, all right, title and interest in and to the following:

SAMCO Capital Markets Bank Account #0777834664 and Bank Account #3800588984 at Guaranty Bank, Dallas and all funds standing to the credit of such account (the "SAMCO Accounts")

Interests in Service Capital Advisors LLC, a Texas limited liability company and general partner of Service Capital Partners L.P. a Texas limited liability partnership ("SCP") which is general partner of Service Equity Partners, L.P. ("SEP"); together with all related rights or interests in SCP, SEP and any agreements or arrangements therewith.

                                    EXHIBIT B

                                 EXCLUDED ASSETS

Excluded Assets means, collectively, the following: all cash and cash equivalents and bank accounts and securities accounts of PFSI at the Closing Date other than the SAMCO Accounts identified on Exhibit A; any and all minute books, stock transfer records and Tax record of PFSI; real estate and real estate leases (except to the extent of the Subleases and other licenses provided for herein or in the Ancillary Agreements); and all rights of PFSI under this Agreement and the Ancillary Agreements.

                                    EXHIBIT C

                               ASSUMED LIABILITIES

Assumed Liabilities means, collectively, all liabilities and obligations, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, direct or indirect, liquidated or unliquidated, determined or undetermined, related to or arising out of the SCM Business, including without limitation: all accounts payable and accrued expenses relating to the SCM Assets or SCM Business; any executory obligations related to the SCM Business or SCM Assets (including obligations pursuant to any contract or other agreement included in the SCM Assets); and the obligations assumed pursuant to
Section 2.06.

For the avoidance of doubt, the Assumed Liabilities shall include all liabilities in respect of, and all costs or expenses associated with, regulatory compliance by the SCM Business, including any investigation or proceeding or censure by any regulatory body such as the NASD or other entitles regulating any part of the SCM Business, and any liability for any fines imposed by or other amounts levied by any such regulatory agency in respect of the SCM Business, irrespective of whether the actions or inaction giving rise to any such liability, cost or expense arose prior to or after the Closing.

                                    EXHIBIT D

                                KEEFE SECURITIES

                      KEEFE ENTITY                                      UNITS HELD
                      ------------                                      ----------
Keefe Managers LLC, a Delaware limited liability company           20,000 Class A Units
Keefe Ventures LLC, a Delaware limited liability company   Membership interests representing an
                                                                  18% Sharing Percentage
    Keefe Performance Holding LLC, a Delaware limited              20,000 Class A Units
                    liability company
   Rainbow Performance Holding LLC, a Delaware limited             20,000 Class A Units
                    liability company

                                    EXHIBIT E

                              CONVEYANCE DOCUMENTS

                    BILL OF SALE AND INSTRUMENT OF ASSIGNMENT

     THIS BILL OF SALE AND INSTRUMENT OF ASSIGNMENT, made, executed and delivered this ___ day of _______, 2006, by Penson Financial Services, Inc. ("PFSI") in favor of SAMCO Capital Markets Inc, a Texas corporation ("SCMI").

     WHEREAS:

     1. The PFSI and SCMI are wholly owned indirect subsidiaries of Penson Worldwide, Inc. ("PWI") and PFSI is the owner and operator of a business unit known as the SAMCO Capital Markets Division (the "SCM DIVISION").

     2. PFSI and SCMI are parties to that certain SAMCO Reorganization Agreement, dated as of _____________, 2006 (the "REORGANIZATION AGREEMENT"), pursuant to which, among other things, PFSI agreed to transfer substantially all of the assets and liabilities of the SCM Division to SCMI, by way of a capital contribution, and SCMI agreed to accept such contribution and assume substantially all of the liabilities associated with the SCM Division. Capitalized terms used and not defined herein shall have the same meaning as in the Reorganization Agreement.

     3. Prior to the contribution of the SCM Division, SCMI will have no significant assets of liabilities.

     4. The parties desire to carry out the intent and purpose of the Reorganization Agreement by the execution and delivery of this instrument evidencing the vesting in the SCMI of all rights in and to all of the SCM Assets and the assumption of the Assumed Liabilities, to the extent provided in the Reorganization Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

     (1) Effective from and after the date hereof:

          (a) PFSI does hereby sell, assign, transfer, convey, grant, set-over, deliver and confirm unto SCMI, its successors and assigns, all of PFSI's right, title and interest in and to all of the SCM Assets, as further described in Schedule 1 hereto; and

          (b) SCMI accepts the SCM Assets assumes and agrees to perform, pay, honor and discharge when due the Assumed Liabilities, as further described in Schedule 2 hereto

     (2) The transfers and assumptions pursuant to Section 1 shall be deemed to take place immediately upon the Securities and Exchange Commission having confirmed to PWI, upon PWI's request, its agreement to declare the S-1 Registration Statement relating to PWI's Initial Public Offering effective. For the avoidance of doubt, the transfer pursuant to Section 1 shall be deemed to take place immediately prior to the PFSI Distribution, SAI Distribution and PWI Contribution.

     (3) The sale and assignment shall in no circumstances include any of the Excluded Assets or Excluded Liabilities identified on Schedule 3.

     (4) This Bill of Sale and Instrument of Assignment shall be governed by and construed under the laws of Texas without regard to conflicts of laws provisions thereof and without regard to the United Nations Convention on Contracts for the International Sale of Goods.

     (5) This Bill of Sale and Instrument of Assignment shall be binding upon PFSI and SCMI, their respective successors, permitted assigns and legal representatives, for the uses and purposes set forth and referred to and shall inure to the benefits of PFSI and SCMI, their respective successors, permitted assigns and legal representatives.

     (6) This Bill of Sale and Instrument of Assignment is entered solely for the benefit of the parties hereto (and their permitted successors, assigns and legal representatives) and no other person shall be a direct or indirect beneficiary or have any direct or indirect cause of action or claim in connection herewith.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, PFSI and SCMI have caused this Bill of Sale and Instrument of Assignment to be duly executed as of the date first above written.

                                        PENSON FINANCIAL SERVICES, INC.


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SAMCO HOLDINGS, INC.


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE 1
                                       TO
                    BILL OF SALE AND INSTRUMENT OF ASSIGNMENT

                                   SCM ASSETS

                                   SCHEDULE 2
                                       TO
                    BILL OF SALE AND INSTRUMENT OF ASSIGNMENT

                               ASSUMED LIABILITIES

                                   SCHEDULE 3
                                       TO
                    BILL OF SALE AND INSTRUMENT OF ASSIGNMENT

                    EXCLUDED ASSETS AND EXCLUDED LIABILITIES

                                    EXHIBIT F

                               MATERIAL AGREEMENTS

1. Remote Processing Agreement dated as of July 10, 1995 (as amended) between Sungard Financial Systems, Inc. and PFSI.

                                    EXHIBIT G

                                     PERMITS

                                    EXHIBIT H

                             SCM DIVISION EMPLOYEES

                         EMPLOYEE NAME (LAST, FIRST, MI)

                                BROADAWAY, ROGER
                                FORREST, JAMES P.
                                  HARKER, DOUG
                              LANE, CHRISTINA MARIE
                              MAVERICK, JOSEPH LEE
                                 PRICE, PHILLIP
                                 DAVIS, MARY ANN
                                VILLARREAL, MIKE
                              WESTERMAN, ALLEN RAY
                              WESTERMAN, DUANE LEE
                               WRIGHT, JAMES CLAY
                               WRIGHT, NANCY CAROL
                                ANDERLY, MELISSA
                                 BAKER, DIANA K.
                                BAUCHMAN, RICHARD
                                BENNETT, SUZANNE
                                 BILLINGS, ELLEN
                                  BOSTIAN, RON
                                 BREARD, MICHAEL
                                BROOKS, CARLA JO
                                 BROWN, JOAN F.

                         EMPLOYEE NAME (LAST, FIRST, MI)

                                 CETHOUTE, ALIX
                               COTTRELL, JOHN HALL
                              FINN, STEVEN CHARLES
                                GARDNER, JAMES B.
                                GROSS, WILLIAM D.
                                HAMILTON, MICHAEL
                                  HOEL, DOROTHY
                                HOPPER, GEORGE D.
                             KIRCHWEY, GEORGE ALLEN
                                   LOGAN, JACK
                              LOPEZ, GAYLA PERKINS
                                MANNES, JOSEPH R.
                                MCCLANAHAN, BRIAN
                             MCCORMICK, LARRY KEITH
                             MILLER, WILLIAM ROBERT
                                  NEJDL, SARAH
                               OEHRLEIN, JOYCE L.
                               OWEN, VARINA GRAVES
                               PARKER, MARILYN Y.
                               PATRICK, MISTY DAWN
                               PEIKARI, SHERIN M.
                               PHILLIPS, ROBERT M.
                                   POLK, JAMES

                         EMPLOYEE NAME (LAST, FIRST, MI)

                                 ROSEE, ERIC M.
                                ROWLETT, LOUIS A.
                              SHIELS, ROBERT GORDON
                               SLEDGE, STEVE ALAN
                                  SMITH, NOLAN
                                  STONE, STEVE
                              STUART, JOHN MICHAEL
                             THOMPSON, JACOB WHITTEN
                                TOMCKO, SUSAN M.
                               WALLACE, GENE ALLAN
                              WEBB, AUSTIN GREGGORY
                                 WILEY, DORY A.
                                  YOUNG, STEVE
                             ZACHARY, MITCHELL LOGAN
                                BLITCH, MILTON E.
                                ROSS, ROBERT LEE
                                 SHAW, JAMES A.
                                 ASCH, MITCHELL
                                  BENDER, DOUG
                                 CALLAHAN, PAUL
                                 DOWNIE, DEBBIE
                                 DUNN, DANIEL J.
                             ENGEL, CHARLES PATRICK

                         EMPLOYEE NAME (LAST, FIRST, MI)

                           GALLAGHER, RICHARD MICHAEL
                                 HEALY, JOHN K.
                                  HEINZ, THOMAS
                                  HUNT, ALAN L.
                               JEDZINIAK, HENRY J.
                                LEWIS, CATHERINE
                                 MADDEN, STEPHEN
                             MULLEN, THOMAS CHARLES
                                  PASTORE, JOHN
                                  REED, CURTIS
                                  SMITH, CASEY
                                STEFANIK, ROBERT
                                 THOMAS, TERESA
                                  WALDRON, JOHN
                                WALTERS, SCOTT A.
                            VON HOLTEN, CHARLES DAVID
                                MCULLOCH, WARREN
                                  BRADLEY, LEE
                                 DAGHER, MATTHEW
                                  FRANKE, KURT
                                 PONTI, MARY ANN
                                 STUDLEY, RALPH
                                  COTTON, CLARK

                         EMPLOYEE NAME (LAST, FIRST, MI)

                                  GILES, WENDY
                             INGRAM, GEORGE DOUGLAS
                                 INGRAM, CHARLES
                                  JUMPER, JOHN
                               POOLE, CARRIE ANNE
                                 SHELTON, KEVIN

                                    EXHIBIT I

                          TRANSITION SERVICES AGREEMENT

                                    EXHIBIT J

                                    SUBLEASES

1. Approximately 18,201 Rentable Square Feet and located on Floor 20 of the building 1700 Pacific Avenue, Dallas Texas 75201 leased from F/P/D Master Lease, Inc., a Texas corporation pursuant to that certain Office Lease dated as of May 20, 1998, by Service Asset Management Company, a North Carolina corporation, as tenant (as amended).

2. Office space located on Floors 17 and 51 of the building One Penn Plaza, New York, New York 10119 leased from One Penn Plaza LLC, a New York limited liability company pursuant to that certain Lease Agreement dated as of October 8, 1999 by Service Asset Management Company, a North Carolina Corporation, as tenant (as amended).

                                    EXHIBIT K

                            CONFIDENTIALITY AGREEMENT

                            CONFIDENTIALITY AGREEMENT

     This Confidentiality Agreement ("AGREEMENT") is entered into this ____ day of ______, 2006 ("EFFECTIVE DATE"), by and between Penson Worldwide, Inc. ("PWI" and collectively with its subsidiaries "PENSON"), SAI Holdings, Inc. ("SAI"), Penson Financial Services, Inc. ("PFSI"), SAMCO Capital Markets, Inc. ("SCMI"), SAMCO BD LLC ("SBD LLC"), SAMCO Financial Advisors Inc ("SFAI"), SAMCO Financial Services Inc ("SFSI") and SAMCO Holdings, Inc ("SHI" collectively with its subsidiaries "SAMCO").

     Whereas pursuant to that certain SAMCO Reorganization Agreement (the "REORGANIZATION AGREEMENT"), of even date herewith, among PWI, SAI, PFSI, SHI and SCMI certain business comprising the SAMCO business unit previously operated by certain subsidiaries of PWI were transferred to SHI and its subsidiaries. Whereas Penson and SAMCO have, or continue to have access to, confidential information related to the others business and desire to provide a basis for the continued confidentiality of such information following the reorganization pursuant to the Reorganization Agreement.

     The parties hereby agree, in consideration of the mutual promises and covenants contained in this Agreement, and intending to be legally bound, as follows.

     In this Agreement a Penson party disclosing Confidential Information to a SAMCO Party or a SAMCO Party disclosing Confidential Information to a Penson Party, respectively, is a "DISCLOSING PARTY" and a SAMCO party receiving such information from a Penson party or a Penson party receiving such information from a SAMCO party as applicable is a "RECEIVING PARTY".

1. CONFIDENTIAL INFORMATION

     2. "CONFIDENTIAL INFORMATION" means any proprietary information that is disclosed by a Disclosing Party to a Receiving Party which relates to Disclosing Party's or its affiliates business (including without limitation, business plans, financial data, customer information, etc.), technology (including without limitation, technical drawings, designs, schematics, algorithms, technical data, product plans, research plans, software, etc.), products, services, trade secrets, know-how, formulas, processes, ideas, and inventions (whether or not patentable) and which should be reasonably understood by Receiving Party as the confidential or proprietary information of Disclosing Party or its affiliates.

     3. Confidential Information shall not include any information that Receiving Party can document: (i) is or falls into the public domain without fault of Receiving Party; (ii) Receiving Party can show by written documentation was in its possession without any obligation of confidentiality prior to receipt thereof from Disclosing Party (excluding confidential information related to the business of Disclosing Party in the possession of Disclosing Party prior to the Closing as defined in the Reorganization Agreement); (iii) is independently developed by Receiving Party without reference to the Confidential Information; or (iv) is obtained by Receiving Party from a third party without any obligation of confidentiality to Disclosing Party.

     4. For a period of three (3) years following the date of disclosure by Disclosing Party, Receiving Party shall hold Disclosing Party's Confidential Information in confidence and shall not disclose Disclosing Party's Confidential Information without the prior written consent of Disclosing Party, which consent shall not be unreasonably withheld. Receiving Party shall take all reasonable measures to protect the Confidential Information of Disclosing Party from falling into the public domain or the possession of persons other than those persons authorized to have any such Confidential Information, which measures shall include at least the degree of care that Receiving Party utilizes to protect its own information of a similar nature, but in no event less than a reasonable degree of care.

     5. Nothing in this Agreement shall prohibit Receiving Party from disclosing Confidential Information of Disclosing Party if legally required to do so by judicial or arbitration or governmental order or in a judicial or arbitration or governmental proceeding or if required by any regulatory authority (including, without limitation, the NASD), having authority over the Disclosing Party ("REQUIRED DISCLOSURE"); provided that Receiving Party shall (i) give Disclosing Party reasonable notice of such Required Disclosure prior to disclosure; (ii) cooperate with Disclosing Party in the event that it elects to contest such disclosure or seek a protective order with respect thereto, and/or (iii) in any event only disclose the exact Confidential Information, or portion thereof, specifically requested by the Required Disclosure.

6. GENERAL PROVISIONS

     7. All Confidential Information of Disclosing Party is and shall remain the property of Disclosing Party. Nothing contained in this Agreement shall be construed as granting or conferring any rights by license or otherwise, either express, implied or by estoppel, to any Confidential Information of Disclosing Party, or under any patent, copyright, trademark or trade secret of Disclosing Party. Disclosing Party does not make any representation or warranty with respect to the non-infringement of third party patents, copyrights, trademarks or trade secrets with respect to its respective Confidential Information.

     8. ALL CONFIDENTIAL INFORMATION FURNISHED UNDER THIS AGREEMENT IS PROVIDED BY DISCLOSING PARTY "AS IS, WITH ALL FAULTS." DISCLOSING PARTY DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE ACCURACY, COMPLETENESS, PERFORMANCE, MERCHANTABILITY, FITNESS FOR USE, NONINFRINGEMENT OR OTHER ATTRIBUTES OF ITS CONFIDENTIAL INFORMATION.

     9. Receiving Party shall not assign or transfer this Agreement or any of its rights hereunder or delegate any of its obligations hereunder (except by merger, acquisition, or operation of law) without the prior written consent of the Disclosing Party, which consent shall not be unreasonably withheld. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties, their permitted successors and permitted assigns.

     10. Nothing in this Agreement shall be construed to require Disclosing Party to disclose any Confidential Information to Receiving Party.

     11. Any notice under this Agreement shall be in writing and shall be effective only if it is delivered by hand or mailed, certified or registered mail, postage prepaid, return receipt requested, addressed:

if to SAMCO to:

SAMCO Holdings, Inc.
1700 Pacific Avenue, 20th Floor
Dallas Texas 75201
Attention: President

if to Penson, to:

Penson Worldwide, Inc.
1700 Pacific Avenue, Suite 1400
Dallas Texas 75201
Attention: President

Any such notice shall be effective only upon actual receipt by the party to be notified.

     12. This Agreement shall be construed and governed by the laws of the State of Texas, without giving effect to its conflicts of law principles.

     13. Receiving Party acknowledges and agrees that due to the unique nature of Disclosing Party's Confidential Information, there can be no adequate remedy at law for any breach of its obligations hereunder and, therefore, that upon any such breach or any threat thereof, Disclosing Party shall be entitled to appropriate equitable relief in addition to whatever remedies it might have at law.

     14. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior understanding and agreements between and among them respecting the subject matter hereof. It shall not be modified except by a written agreement signed by PWI and SHI. No delay, failure or waiver of a party's exercise or partial exercise of any right or remedy under this Agreement shall operate to limit, impair, preclude, cancel, waive or otherwise affect such right or remedy. No waiver of any provision of this Agreement shall constitute a waiver of any other provision(s) or of the same provision on another occasion. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect. More than one counterpart of this Agreement may be executed by the parties hereto, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives effective as of the Effective Date.

                                        PENSON WORLDWIDE, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SAI HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PENSON FINANCIAL SERVICES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SAMCO HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SAMCO CAPITAL MARKETS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SAMCO FINANCIAL ADVISERS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        SAMCO FINANCIAL SERVICES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SAMCO BD LLC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------